CLARIFICATION AGREEMENT

     THIS AGREEMENT is made and effective between COLMENA CORP., a Delaware corporation (Colmena"), and RICHARD C. PEPLIN, JR., an Ohio resident ("Mr. Peplin").

     WHEREAS, Colmena and Mr. Peplin entered into an employment agreement dated June 1, 1998 (the "Employment Agreement"); and

     WHEREAS, Paragraph 6.2 of the Employment Agreement provided severance pay and the vesting of certain options as specified in that Paragraph only if Mr. Peplin was terminated by Colmena "other than for cause"; and

     WHEREAS, said Paragraph 6.2 provided for no such severance pay and vesting of options if Mr. Peplin was terminated "for cause," or in the event of his "voluntary resignation, death or disability"; and

     WHEREAS, the parties wish to clarify that the above recitals set forth their understanding of Paragraph 6.2 of the Employment Agreement; and

     WHEREAS, Mr. Peplin voluntarily resigned his employment for personal reasons on May 4, 1999, effective immediately;

     NOW, THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, the parties, intending to be legally bound, hereby agree as follows:

     1. The foregoing recitals are true and correct and incorporated herein by reference.

     2. The parties' understanding of Paragraph 6.2 of the Employment Agreement as set forth herein is deemed effective as of June 1, 1998, the date of the Employment Agreement, of which the present agreement is only a clarification.

     3. Mr. Peplin acknowledges and agrees that he was not entitled to severance pay and the vesting of any options upon his resignation.

     IN  WITNESS  WHEREOF,   the  parties  hereby  execute  this   Clarification
Agreement.

Colmena Corp.                                           Richard C. Peplin, Jr.


By /s/ Edward C. Dmytryk                              /s/ Richard C. Peplin, Jr.
       Edward C. Dmytryk                                  Richard C. Peplin, Jr.
       President

Dated: July 23, 2001                                     Dated: August 2, 2001

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